                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                              Commission Only (as Permitted by
[X] Definitive Proxy Statement                Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                         Notify Technology Corporation
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                                      N/A
   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

  (2)  Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4)  Proposed maximum aggregate value of transaction:

  (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

Notes:

                                    [LOGO]

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF
                         NOTIFY TECHNOLOGY CORPORATION

To All Shareholders:

   The 2001 Annual Meeting of the Shareholders of Notify Technology Corporation (the "Company") will be held at the Cupertino Inn, 10889 North De Anza Blvd., Cupertino, California 95014 on March 8, 2001 at 10:00 a.m., to act on the following matters:

    (1) To elect five persons to the Company's Board of Directors;

  (2) To ratify and approve amendments to the Company's 1997 Stock Plan to increase the number of shares issuable thereunder by 500,000 shares and to increase the number of shares of Common Stock that can be issued to current service providers each year from 50,000 shares to 150,000 shares;

  (3) To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the current fiscal year; and

    (4) To act on such other matters as may properly come before the meeting or any adjournment(s) thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   Only shareholders of record at the close of business on January 17, 2001 are entitled to notice of and to vote at the Annual Meeting.

   All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she returned a proxy.

                                        By Order of the Board of Directors of
                                        NOTIFY TECHNOLOGY CORPORATION

                                        By: Gerald W. Rice
                                        Secretary

   Dated: February 6, 2001

                         NOTIFY TECHNOLOGY CORPORATION

            PROXY STATEMENT FOR 2001 ANNUAL MEETING OF SHAREHOLDERS

General

   The enclosed Proxy is solicited on behalf of the Board of Directors of Notify Technology Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on March 8, 2001 at 10:00 a.m., local time, or at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Cupertino Inn, 10889 North De Anza Boulevard, Cupertino, California 95014. The Company's principal offices are located at 1054 S. De Anza Boulevard, Suite 105, San Jose, California 95129. The telephone number at that address is (408) 777-7920.

   These proxy solicitation materials were mailed on or about February 6, 2001 to all shareholders entitled to vote at the meeting.

Record Date and Shares Outstanding

   Shareholders of record at the close of business on January 17, 2001 (the "Record Date") are entitled to notice of and to vote at the meeting. At the record date, 5,264,966 shares of the Company's Common Stock (the "Common Stock") were issued and outstanding.

Revocability of Proxies

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attn:
Corporate Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. The mere presence at the Annual Meeting of the shareholder who has appointed a proxy will not revoke the prior appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy card, or if no instructions are indicated, will be voted for the slate of directors described herein, for Proposals Two and Three and as to any other matter that may be properly brought before the Annual Meeting, in accordance with the judgement of the proxy holders.

Voting and Solicitation

   Every shareholder is entitled to one vote per share. With respect to the election of directors, every shareholder voting at the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than five candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share has one vote.

   The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telefax or telegram.

Quorum; Abstentions; Broker Non-votes

   The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "ABSTAIN" on a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

   While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

   Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

   An automated system administered by the Company's transfer agent will be used to tabulate proxies. Tabulated proxies will be transmitted to a representative of the Company's transfer agent who will serve as inspector of elections.

Deadlines for Submission of Shareholder Proposals for 2002 Annual Meeting

   Shareholders of the Company are entitled to present proposals for consideration at forthcoming shareholder meetings provided that they comply with the proxy rules promulgated by the Securities and Exchange Commission and the Bylaws of the Company. Shareholders wishing to present a proposal at the Company's 2002 Annual Shareholder Meeting must submit such proposal to the Company by October 9, 2001 if they wish for it to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting. In addition, under the Company's Bylaws, a shareholder wishing to make a proposal at the 2002 Annual Shareholder Meeting must submit such a proposal to the Company prior to December 23, 2001.

Shareholder Nominations and Proposals

   The Company's Bylaws provide that only persons nominated by or at the direction of the Board of Directors or by a shareholder who has given timely written notice to the Secretary of the Company prior to the meeting will be eligible for election as directors. In all cases, to be timely, notice must be received by the Company not less than twenty (20) days prior to the meeting; provided, however, if fewer than thirty (30) days notice or prior public disclosure of the meeting date is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the tenth day following the day on which such notice was mailed or such public disclosure was made. In the notice, the shareholder must provide (a) as to each person, whom the shareholder proposes to nominate for election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Company which are beneficially owned by such person, (iv) any other information relating to such person that is required by law to be disclosed in solicitations of proxies for election of directors; and (b) as to the shareholder giving the notice: (i) the name and address, as they appear on the Company's books, of such shareholder, (ii) the class and number of shares of the Company which are beneficially owned by such shareholder, and (iii) a description of all arrangements or understandings between such shareholder and each nominee and any other person or persons (naming such person or persons) relating to the nomination.

   The Company's Bylaws also provide that all business which can be conducted at the meeting must be properly brought before the meeting. To be properly brought before an annual meeting, business must be: (a) as specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a shareholder. Business to be brought before the meeting by a shareholder shall not be considered properly brought if the shareholder has not given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to the principal executive offices of the Company not less than forty five (45) days prior to the date on which the Company first mailed proxy materials for the prior year's annual meeting; provided, however, that if the Company's annual meeting of shareholders occurs on a date more than thirty (30) days earlier or later than the Company's prior year's annual meeting, then the Company's Board of Directors shall determine a date a reasonable period prior to the Company's annual meeting of shareholders by which date the shareholders notice must be delivered and publicize such date in a filing pursuant to the Securities Exchange Act of 1934, as amended, or via press release. Such publication shall occur at least ten (10) days prior to the date set by the Board of Directors. A shareholder's notice to the Secretary shall set forth, as to each matter, what the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address of the shareholder proposing such business, (iii) the class and number of shares of the Company, which are beneficially owned by the shareholder, (iv) any material interest of the shareholder in such business, and (v) any other information that is required by law to be provided by the shareholder in his capacity as proponent of a shareholder proposal.

                                PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

Nominees and Vote Required

   A board of five (5) directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below, all of whom are presently directors of the Company. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting of Shareholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The five nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.

   The names of the nominees, and certain information about them as of the record date, are set forth below.

                                                                      Director
       Name of Nominee      Age               Position                 Since
       ---------------      ---               --------                --------
   Paul F. DePond..........  47 President, Chief Executive Officer      1994
                                 and Chairman of the Board of
                                 Directors of the Company
   Gaylan I. Larson........  60 Vice President of Operations of the
                                 Company and Director                   1994
   Michael K. Ballard......  45 Director                                1995
   Andrew H. Plevin........  37 Director                                1998
   David A. Brewer.........  49 Director                                2000

   Paul F. DePond, founder of the Company, has served as its President, Chief Executive Officer and Chairman of the Board of Directors since the Company's inception in August 1994. From September 1992 through May 1994, Mr. DePond served as Vice President of Corporate Marketing at Telebit Corporation, a supplier of high speed modems and dialup remote access products. From January 1991 through September 1992, Mr. DePond served as Vice President of Marketing at Alantec Corporation, a manufacturer of networking products.

   Gaylan I. Larson has served as Vice President of Operations and as a director of the Company since August 1994. From January 1991 to August 1994, Mr. Larson was Chief Operating Officer of SportSense, Inc., a manufacturer of golf training equipment. Prior to SportSense, Mr. Larson served as General Manager of the Data Systems Division of Hewlett Packard Company, a company with which he had an 18 year relationship.

   Michael K. Ballard has served as a director of the Company since January 1995. Since September 1999, Mr. Ballard has been a director of NetSilicon, Inc. Since September 1996, Mr. Ballard has been the President of Savannah Chanel Vineyards, Inc. From October 1996 to November 1997, Mr. Ballard served as a product director of Cisco Systems. From April 1995 to September 1996, Mr. Ballard served as Vice President of Business Development at Telebit Corporation, a wholly-owned subsidiary of Cisco Systems, Inc. From June 1993 to September 1994, Mr. Ballard served as Chief of Operations of UUNet, Inc., an Internet service provider. From January 1986 to May 1993, Mr. Ballard served as Chief Executive Officer of Telebit Corporation.

   Andrew H. Plevin has served as a director of the Company since February 1998. From November 1997 to August 2000, Mr. Plevin served as President, Chief Executive Officer and Chief Financial Officer of Core

Software Technology, Inc. From August 1993 to November 1997, Mr. Plevin served as Vice President of D.H. Blair Investment Banking Corp. ("D.H. Blair"), a New York investment banking firm. Mr. Plevin was nominated for election to, and serves on the Board of Directors pursuant to a requirement contained in the underwriting agreement between the Company and D.H. Blair for the Company's initial public offering ("IPO"). The provision provides that D.H. Blair shall have the right to designate one director of the Company's Board of Directors for a period of five years from the closing date of the Company's IPO.

   David A. Brewer has served as a director of the Company since February 2000. Since January 1999, Mr. Brewer has served as general manager for Aragon Ventures LLC, a private equity investment firm. From November 1999 to present, Mr. Brewer has served as Chief Executive Officer of Explore Holdings LLC, a private equity investment firm, and from July 1995 to present he has served as a managing member of Inktomi LLC, an internet research company. From September 1995 to December 1999, Mr. Brewer served as President, Chief Executive Officer and director of Explore Technologies, Inc., an educational toy manufacturer. From February 1996 to May 1996, Mr. Brewer served as President, Chief Executive Officer, Chief Financial Officer and director of Inktomi Corporation, an internet software developer. Mr. Brewer was nominated for election to the Board of Directors pursuant to a requirement contained in that certain securities purchase agreement between the Company and Mr. Brewer dated March 4, 1999.

Board Meetings and Committees

   The Board of Directors of the Company held a total of four meetings during fiscal 2000. No director attended fewer than 75% of such meetings or of committee meetings held while such director was a member of the Board or of a committee, except for Mr. Ballard, who attended three of the meetings of the board of directors and did not attend the annual Audit Committee meeting. The committees of the Board of Directors include an Audit Committee and a Compensation Committee.

   The Audit Committee of the Board of Directors consists of Michael K. Ballard, David A. Brewer and Andrew H. Plevin and held one meeting during fiscal 2000. The Audit Committee recommends engagement of the Company's independent auditors, approves services performed by such auditors and reviews and evaluates the Company's accounting system and its system of internal accounting controls. The Audit Committee has adopted a written charter, which is attached to this Proxy Statement as Appendix B. Each member of our Audit Committee is "independent" as defined under the National Association of Securities Dealers' listing standards.

   The Compensation Committee of the Board of Directors consists of Michael K. Ballard and Paul F. DePond and held one meeting during fiscal 2000. The Compensation Committee reviews and administers the compensation of the officers of the Company and administers the Company's 1997 Stock Plan.

Audit Committee Report

   The following is the audit committee's report submitted to the Board of Directors for the fiscal year ended on September 30, 2000.

   The Audit Committee of the Board of Directors has:

  . reviewed and discussed the Company's audited financial statements for the fiscal year ending on September 30, 2000 with the Company's management;

  . discussed with Ernst & Young LLP, the Company's independent auditors, the materials required to be discussed by Statement of Auditing Standard 61; and

  . reviewed the written disclosures and the letter from Ernst & Young LLP required by Independent Standards Board No. 1 and has discussed with Ernst & Young LLP its independence.

   Based on the foregoing review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's 2000 Annual Report on Form 10-K.

                                        AUDIT COMMITTEE
                                        Michael K. Ballard
                                        David A. Brewer
                                        Andrew H. Plevin

Compensation of Directors

   Members of the Company's Board of Directors do not receive compensation for their services as directors.

Vote Required

   If a quorum is present and voting, the five nominees receiving the highest number of votes will be elected to the Board of Directors. Votes withheld from any nominee will be counted for purposes of determining the presence or absence of a quorum for transaction of business at the meeting and the total number of Votes Cast with respect to a nominee. Accordingly, abstentions will have the same effect as a vote against the nominee. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a nominee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE ABOVE CANDIDATES FOR THE COMPANY'S BOARD OF DIRECTORS.

                                 PROPOSAL NO. 2

 APPROVAL OF AMENDMENTS TO THE COMPANY'S 1997 STOCK PLAN TO INCREASE THE NUMBER OF SHARES ISSUABLE THEREUNDER BY 500,000 SHARES AND TO INCREASE THE NUMBER OF
  SHARES OF COMMON STOCK THAT CAN BE ISSUED TO CURRENT SERVICE PROVIDERS EACH
                   YEAR FROM 50,000 SHARES TO 150,000 SHARES

   At the Annual Meeting, the shareholders are being requested to consider and approve an amendment to the Company's 1997 Stock Plan, as amended (the "1997 Plan"), to increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares and to increase the number of shares of Common Stock that can be issued to current service providers each year from 50,000 shares to 150,000 shares.

   The 1997 Plan was adopted by the Board of Directors in January 1997. A total of 700,000 shares of Common Stock have been reserved for issuance under the 1997 Plan. As of November 30, 2000, options to purchase 605,220 shares of Common Stock were outstanding under the 1997 Plan and 77,150 shares remained available for future issuance under the 1997 Plan (without giving effect to the proposed increase in the proposed amendment). Options to purchase a total of 17,630 shares under the 1997 Plan had been exercised as of such date. In January 2000, the Board of Directors approved an increase of 500,000 shares issuable under the 1997 Plan, which, if approved by the shareholders at the 2001 Annual Meeting of the Shareholders, would increase the total shares reserved for issuance under the 1997 Plan since its inception to 1,200,000 shares. A summary of the principal terms of the 1997 Plan is located in Appendix A to this Proxy Statement.

Purpose and Effect of Amendments

   One purpose of the proposed amendments to the 1997 Plan is to increase the number of shares available for issuance under the 1997 Plan. The Board of Directors believes that this proposed amendment is in the best interests of the Company and its shareholders for a number of reasons. First, the Board of Directors believes that the Company's 1997 Plan is vital to retaining, motivating and rewarding employees, executives and consultants by providing them with long-term equity participation in the Company relating directly to the financial performance and long-term growth of the Company. Second, the Board of Directors believes that granting stock options to employees is an important contributor to aligning the incentives of the Company's employees with the interests of the Company's shareholders. Third, the increase in the number of shares reserved for issuance under the 1997 Plan will provide the Company with an adequate pool of options to compete effectively with other companies for existing and new employees. Competition for qualified employees in the technology market is extremely intense, and, due to the rapid growth of many successful companies in this sector, such competition is increasing. The Board of Directors believes that in order to remain competitive with other technology companies with regard to its long-term incentive plans, the Company must continue to provide employees with the opportunity to obtain equity in the Company.

   Another purpose of the proposed amendments to the 1997 Plan is to increase the size of annual grants of stock options to service providers. The Board of Directors believes that this proposed amendment to the 1997 Plan is in the best interests of the Company and its stockholders because larger annual stock option grants are more valuable to the grantees and thus will help to attract and retain qualified individuals.

Vote Required

   The affirmative vote of a majority of the Votes Cast will be required to approve the amendments to the 1997 Plan.

   THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENTS TO THE 1997 PLAN.

                                 PROPOSAL NO. 3

                      RATIFICATION OF INDEPENDENT AUDITORS

   Subject to the ratification by the shareholders, the Board of Directors appointed Ernst & Young LLP, independent public auditors to serve for the fiscal year ending September 30, 2001.

   The Board of Directors recommends that the shareholders vote for ratification of the appointment of Ernst & Young LLP as the Company's independent auditors to audit the financial statements for the Company for the fiscal year ending September 30, 2001. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

   Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Vote Required

   The affirmative vote of a majority of the Votes Cast will be required to ratify Ernst & Young LLP as the Company's independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                             EXECUTIVE COMPENSATION
                         EXECUTIVE COMPENSATION TABLES

   The following table sets forth information for the three most recently completed fiscal years concerning the compensation of (i) the Chief Executive Officer and (ii) all other executive officers of the Company who earned over $100,000 in salary and bonus in the fiscal year ended September 30, 2000 (together the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                            Long-Term Compensation
                                                         -----------------------------
                               Annual Compensation              Awards         Payouts
                         ------------------------------- --------------------- -------
                                                         Restricted Securities
                                            Other Annual   Stock    Underlying  LTIP    All Other
   Name and Principal         Salary  Bonus Compensation  Award(s)   Options   Payouts Compensation
        Position         Year   ($)    ($)      ($)         ($)        (#)       ($)      ($)(1)
   ------------------    ---- ------- ----- ------------ ---------- ---------- ------- ------------
Paul F. DePond.......... 2000 167,978   --       --          --       50,000      --       9,570
 Chief Executive         1999 166,531   --       --          --           --      --       7,116
Officer                  1998 132,739   --       --          --           --      --       7,950

Gaylan I. Larson ....... 2000 136,154   --       --          --       50,000      --       7,852
 Chief Operations        1999 116,500   --       --          --           --      --       6,346
Officer                  1998 115,585                                                      6,138

Gerald W. Rice.......... 2000 122,634   --       --          --       50,000      --      10,085
 Chief Financial Officer 1999 116,207   --       --          --           --      --       8,401
                         1998 105,759   --       --          --           --      --       6,562

Maurice J. Hamoy ....... 2000 104,038   --       --          --       40,000      --       4,637
 Vice President of       1999      --   --       --          --           --      --          --
Marketing                1998      --   --       --          --           --      --          --

(1) Represents payments of health insurance premiums and dental on behalf of the Named Executive Officers.

   The following tables set forth certain information for the Named Executive Officers with respect to grants and exercises in fiscal 2000 of options to purchase Common Stock of the Company:

                  Individual Option Grants in Last Fiscal Year

                                  Number      % of Total
                               of Securities   Options
                                Underlying    Granted to  Exercise or
                                  Options    Employees in Base Price  Expiration
     Name                       Granted (#)  Fiscal Year    ($/Sh)       Date
     ----                      ------------- ------------ ----------- ----------
   Paul F. DePond.............    50,000         11.0       $8.813     2/22/10
   Gaylan I. Larson...........    50,000         11.0       $8.813     2/22/10
   Gerald W. Rice.............    50,000         11.0       $8.813     2/22/10
   Maurice J. Hamoy...........    40,000          8.8       $6.375     11/9/09

   Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option
                                     Values

                                                      Number of Securities
                                                           Underlying         Value of Unexercised In-
                                                     Unexercised Options at     the-Money Options at
                                Shares      Value      Fiscal Year End (#)     Fiscal Year End (1)($)
                               Acquired    Realized ------------------------- -------------------------
     Name                   on Exercise(#)   ($)    Exercisable Unexercisable Exercisable Unexercisable
     ----                   -------------- -------- ----------- ------------- ----------- -------------
   Paul F. DePond..........       --          --       9,722       40,278        $ --         $ --
   Gaylan I. Larson........       --          --       9,722       40,278        $ --         $ --
   Gerald W. Rice .........       --          --       9,722       40,278        $ --         $ --
   Maurice J. Hamoy........       --          --          --       40,000        $ --         $ --

--------
(1) Market value of Company's Common Stock at September 30, 2000 of $3.375, minus the exercise price multiplied by the number of shares.

Employment Agreements and Change-in-control Arrangements

   In December 1996, the Company entered into an employment agreement with Paul
F. DePond, the Company's President and Chief Executive Officer. The agreement provides for a base salary of $130,000, which increased to $150,000 thirteen months following the Company's initial public offering, and increased to $175,000 in February 2000. Mr. DePond is eligible for a $50,000 bonus contingent on the Company's attainment of certain performance milestones. In addition, if the Company is sold while Mr. DePond is employed by the Company, Mr. DePond will receive a bonus equal to 2% of the price at which the Company is sold.

   In the event that the Company terminates Mr. DePond without cause following a change in control, Mr. DePond is entitled to receive severance compensation equal to a continuation of his salary for a period of twenty-four (24) months. In the event that the Company terminates Mr. DePond without cause apart from a change of control, Mr. DePond is entitled to receive severance compensation equal to a continuation of his salary for a period of eighteen (18) months. Mr. DePond is not entitled to severance compensation in the event of a termination for cause or voluntary resignation. In the event of a termination due to disability, Mr. DePond is entitled to receive only those severance or disability benefits as are established under the Company's then existing severance and benefits plans and policies.

   In December 1996, the Company entered into employment agreements with Mr. Larson, the Company's Vice President of Operations and Mr. Rice, the Company's Chief Financial Officer. The agreements provide for base salaries of $115,000 and $105,000 for Messrs. Larson and Rice, respectively. These base salaries were increased in February 2000 to $145,000 and $130,000, respectively. Under the agreements, Messrs. Larson and Rice are eligible to receive annual bonuses based on an earnings target approved by the Company's board of directors.

   In the event that the Company terminates Messrs. Larson or Rice without cause following a change in control, the terminated officer is entitled to receive severance compensation equal to a continuation of his salary for a period of twelve (12) months. In the event that the Company terminates Messrs. Larson or Rice without cause apart from a change of control, the terminated officer is entitled to receive severance compensation equal to a continuation of his salary for a period of six (6) months. Messrs. Larson and Rice are not entitled to severance compensation in the event of a termination for cause or voluntary resignation. In the event of a termination due to disability, the terminated officer is entitled to receive only those severance or disability benefits as are established under the Company's then existing severance and benefits plans and policies.

   The foregoing agreements define a "change in control" as (i) the acquisition of more than 30% of the voting securities of the Company by any person or group; (ii) a change in a majority of the Company's board of directors occurring within a two-year period; or (iii) the approval by the Company's shareholders of a transaction which would result in a transfer of more than 50% of the Company's voting power provided, however, that a public offering of the Company's common stock does not constitute a change of control. Messrs. DePond, Rice and Larson have also agreed that the acquisition of shares and warrants by David Brewer does not constitute a "change in control." The agreements define "cause" as an act of dishonesty in connection with employment; a conviction of a felony which will detrimentally affect the Company's reputation or business; willful and gross misconduct injurious to the Company; and continued and willful failure to perform duties. The agreements define "disability" as the inability to perform duties under the agreement due to mental or physical illness determined to be total and permanent by a physician.

   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information with respect to beneficial ownership of Common Stock of the Company as of November 30, 2000 as to (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director and each nominee for director of the Company, (iii) each of the executive officers named in the Summary Compensation Table above, and (iv) all directors and executive officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below have sole investment and voting power with respect to such shares, subject to community property laws.

  Name and Address of Beneficial
              Owner                Shares Beneficially Owned(1) Percentage (1)
  ------------------------------   ---------------------------  -------------
David A. Brewer(2)(3)(4) .........          2,253,620               36.5%
 c/o Notify Technology Corporation
 1054 S. De Anza Blvd., Suite 105
 San Jose, California 95129

Paul F. DePond(5).................            533,398                9.9
 c/o Notify Technology Corporation
 1054 S. De Anza Blvd., Suite 105
 San Jose, California 95129

J. Morton Davis(6)................            288,704                5.3
 c/o D.H. Blair Investment Banking
 Corp.
 44 Wall Street
 New York, NY 10005

Gaylan I. Larson(7)...............            214,686                4.1
 c/o Notify Technology Corporation
 1054 S. De Anza Blvd., Suite 105
 San Jose, California 95129

Andrew Plevin(8)..................            248,474                4.6
 c/o Notify Technology Corporation
 1054 S. De Anza Blvd., Suite 105
 San Jose, California 95129

Gerald W. Rice(9).................            110,725                2.1
 c/o Notify Technology Corporation
 1054 S. De Anza Blvd., Suite 105
 San Jose, California 95129

Michael Ballard(10)...............             71,905                1.4
 c/o Notify Technology Corporation
 1054 S. De Anza Blvd., Suite 105
 San Jose, California 95129

Maurice J. Hamoy(11)..............             11,667                  *
 c/o Notify Technology Corporation
 1054 S. De Anza Blvd., Suite 105
 San Jose, California 95129

All directors and executive
 officers as a group
 (8 persons)......................          3,444,475               52.6

--------
*  less than 1%

(1) Applicable percentage of ownership is based on 5,264,966 shares of Common Stock outstanding as of November 30, 2000 together with applicable options or warrants for such shareholder. Beneficial ownership is determined in accordance with the rules of the Securities Exchange Commission, and includes voting and investment power with respect to shares. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days after November 30, 2000 are deemed outstanding for purposes of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other stockholder.

(2) Includes 903,919 shares issuable upon exercise of currently exercisable warrants.

(3) Includes 19,801 shares of Common Stock owned by New Madrone Fund, Inc., of which Mr. Brewer is a shareholder.

(4) Includes 12,500 shares of Common Stock owned by JEB Associates, of which Mr. Brewer is a shareholder.

(5) Includes 110,792 shares issuable upon exercise of currently exercisable warrants and 16,667 shares issuable upon exercise of a currently exercisable option.

(6) Information provided herein is based solely on J. Morton Davis's Schedule 13G dated February 12, 1999. Mr. Davis claims sole voting power as to 72,000 shares. Mr. Davis may be deemed to beneficially own 288,704 shares as follows: (i) 36,000 shares and 36,000 shares underlying currently exercisable warrants owned directly by D.H. Blair Investment Banking Corp., of which Mr. Davis is the sole shareholder, and (ii) 108,352 shares and 108,352 shares underlying currently exercisable warrants owned by Mr. Davis's wife, Rosalind Davidowitz. Mr. Davis disclaimed beneficial ownership of all securities held by Mrs. Davidowitz pursuant to Rule 13d-4 under the Securities Exchange Act of 1934, as amended, on the Schedule 13G dated February 12, 1999.

(7) Includes 16,667 shares issuable upon exercise of a currently exercisable option.

(8) Includes 42,708 shares issuable upon exercise of currently exercisable warrants. Also includes (i) 64,000 shares issuable upon exercise of a currently exercisable option to purchase 64,000 of the Company's units, each of which consists of one share of Common Stock and one of the Company's Class A warrants, and (ii) 64,000 shares issuable upon exercise of the Class A warrants that underlie the option to purchase such units.

(9) Includes 24,752 shares issuable upon exercise of currently exercisable warrants and 16,667 shares issuable upon exercise of a currently exercisable option.

(10) Includes 9,498 shares issuable upon exercise of currently exercisable warrants.

(11) Includes 11,667 shares issuable upon exercise of a currently exercisable option.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   In March 1999, pursuant to a certain Securities Purchase Agreement (the "Brewer Agreement"), the Company sold to Mr. David A. Brewer, a member of the Company's Board of Directors, in a private placement 850,000 share of Common Stock and warrants to purchase 1,344,444 shares of Common Stock for an aggregate consideration of $3,060,000. The warrants consisted of four warrants to purchase 155,800 shares of Common Stock at $3.60 per share and one warrant to purchase 721,244 shares of Common Stock at $3.60 per share. The four warrants to purchase 155,800 shares of common Stock terminate at the earlier of
(i) the achievement by the Company of certain milestones or (ii) September 3, 2000. The termination date for the warrant to purchase 721,244 shares of Common Stock is March 3, 2003. In addition, under Section 6.2(ii) of the Brewer Agreement, the Company agreed to issue additional warrants to Mr. Brewer if the Company sold shares of common stock in a capital raising transaction at a price below $3.60 per share prior at the earlier of (i) March 3, 2002 or (ii) the Company calling its outstanding Class A warrants (the "Anti-dilution Provision").

   In October 1999, the Company and Mr. Brewer agreed to amend the Brewer Agreement ("Amendment No. 1"). Pursuant to Amendment No.1, Mr. Brewer exercised two of his four warrants to purchase 155,800 shares of Common Stock and received 311,600 shares of Common Stock for an aggregate purchase price of $1,121,760. In addition, under Amendment No.1, the termination date for his remaining two warrants to purchase 155,800 shares of Common Stock was changed to March 31, 2001. In February 2000, Mr. Brewer exercised one of these warrants and received 155,800 shares of Common Stock for an aggregate purchase price of $560,880.

   In October 2000, the Company and Mr. Brewer agreed to further amend the Brewer Agreement ("Amendment No. 2"). Pursuant to Amendment No. 2, Mr. Brewer agreed to waive the Anti-dilution Provision in Section 6.2(ii) of the Brewer Agreement with respect to the November 2000 Private Placement, as described below.

   In November 2000, the Company sold in a private placement, 376,865 shares of Common Stock and warrants to purchase 188,424 shares of Common Stock for an aggregate purchase price of $1,225,000 (the "November 2000 Private Placement"). As part of the November 2000 Private Placement, Mr. Andrew H. Plevin, a member of the Company's Board of Directors, purchased 76,916 shares of Common Stock and warrants to purchase 38,458 shares of Common Stock for an aggregate consideration of $250,000. The warrants consisted of two warrants to purchase 19,229 shares of Common Stock at $3.25 per share. One of the warrants will expire upon the earlier of August 8, 2001 or when the Company sells substantially all of its assets. The other warrant will expire upon the earlier of November 8, 2003 or when the Company sells substantially all of its assets.

   The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties.

                         COMPLIANCE WITH SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the fiscal year ended September 30, 2000 all filing requirements applicable to its officers, directors and ten percent shareholders were fulfilled.

                                 OTHER MATTERS

   The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

   It is important that your stock be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope that has been enclosed, at your earliest convenience.

                                          The Board of Directors

                                          By: Gerald W. Rice
                                          Secretary

Dated: February 6, 2001

                                   APPENDIX A

                           SUMMARY OF 1997 STOCK PLAN

   The Company's 1997 Stock Plan, as amended (the "1997 Plan") was adopted by the Board of Directors in January 1997. Including the 500,000 shares reserved for issuance by the Board of Directors in January 2000, a total of 1,200,000 shares of Common Stock currently are reserved for issuance under the 1997 Plan (pending shareholder approval of a 500,000 share increase).

   General. The purposes of the 1997 Plan are to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees, directors and consultants of the Company and to promote the success of the Company's business. Options and stock purchase rights may be granted under the 1997 Plan. Options granted under the Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options.

   Administration. The 1997 Plan may generally be administered by the Board of Directors or the Committee appointed by the Board of Directors (as applicable, the "Administrator").

   Eligibility; Limitations. Nonstatutory stock options and stock purchase rights may be granted under the 1997 Plan to employees, directors and consultants of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, directors and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the number of shares subject to each such grant.

   The 1997 Plan provides that no employee, director or consultant may be granted, in any fiscal year of the Company, options to purchase more than 150,000 shares of Common Stock (pending shareholder approval of an increase from 50,000 shares to 150,000 shares). Notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted options to purchase up to an additional 50,000 shares of Common Stock.

   Terms and Conditions of Options. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

   (a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a greater than 10% shareholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

   (b) Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable and may, in its discretion, accelerate the vesting of any outstanding option. Stock options granted under the 1997 Plan generally vest and become exercisable over five years. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 1997 Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

   (c) Term of Option. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a greater than 10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

   (d) Termination of Employment. If an optionee's employment or consulting relationship terminates for any reason (other than death or disability), the optionee may exercise his or her option within such period of time as is specified in the option agreement to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the option agreement). In the absence of a specified time in the option agreement, the option shall remain exercisable for three (3) months following the optionee's termination.

   (e) Death or Disability. If an optionee's employment or consulting relationship terminates as a result of disability, the optionee may exercise his or her option within such period of time as is specified in the option agreement (but in no event later than the expiration of the term of such option as set forth in the option agreement) to the extent that the option is vested on the date of termination. In the absence of a specified time in the option agreement, the option shall remain exercisable for twelve (12) months following the optionee's termination. If an optionee's employment or consulting relationship terminates as a result of death while the optionee is an employee or consultant, the option may be exercised by the optionee's estate or a person who acquired the right to exercise the option by bequest or inheritance within such period of time as is specified in the option agreement (but in no event later than the expiration of the term of such option as set forth in the notice of grant) to the extent that the option is vested on the date of termination. In the absence of a specified time in the option agreement, the option shall remain exercisable for twelve (12) months following the optionee's death.

   (f) Nontransferability of Options and Stock Purchase Rights. Unless otherwise determined by the Administrator, options and stock purchase rights granted under the 1997 Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

   (g) Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 1997 Plan as may be determined by the Administrator.

   Stock Purchase Rights. In the case of stock purchase rights, unless the Administrator determines otherwise, the standard form of restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

   Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 1997 Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the 1997 Plan, and the exercise price of any such outstanding option or stock purchase right.

   In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its discretion, provide that each optionee shall have the right to exercise all of the optionee's options and stock purchase rights, including those not otherwise exercisable, until the date ten (10) days prior to the consummation of the liquidation or dissolution.

   In connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option or stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options and stock purchase rights, the optionee shall have the right to exercise the option or stock purchase right as to all of the optioned stock, including shares not otherwise exercisable. In such event, the Administrator shall notify the optionee that the option or stock purchase right is fully exercisable for fifteen (15) days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

   Amendment and Termination of the Plan. The Board of Directors may amend, alter, suspend or terminate the 1997 Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the 1997 Plan to the extent necessary to comply with Section 162(m) and Section 422 of the Code, or any similar rule or statute. No such action by the Board of Directors or shareholders may alter or impair any option or stock purchase right previously granted under the 1997 Plan without the written consent of the optionee. Unless terminated earlier, the 1997 Plan shall terminate 10 years from the date of its approval by the shareholders or the Board of Directors of the Company, whichever is earlier.

Federal Income Tax Consequences

   Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of
(i) the fair market value of the shares at the date of the option exercise or
(ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or greater than 10% shareholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

   Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

   Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

   The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or greater than 10% shareholder of the Company.

   The foregoing is only a summary of the effect of federal income taxation upon optionees, holders of stock purchase rights and the Company with respect to the grant and exercise of options and stock purchase rights under the 1997 Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

                                   APPENDIX B

                        CHARTER FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                                       OF
                         NOTIFY TECHNOLOGY CORPORATION

   PURPOSE:

   The purpose of the Audit Committee of the Board of Directors of Notify Technology Corporation (the "Company") shall be:

 . to provide oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's financial reporting process;

 . to provide the Company's Board of Directors with the results of its monitoring and recommendations derived therefrom;

 . to nominate to the Board of Directors independent auditors to audit the Company's financial statements and oversee the activities and independence of the auditors; and

 . to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the attention of the Board of Directors.

   The Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

   MEMBERSHIP:

   The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least two members of the Board of Directors. A majority of the members of the Audit Committee shall be independent directors in accordance with the Nasdaq Audit Committee requirements.

   RESPONSIBILITIES:

   The responsibilities of the Audit Committee shall include:

 . Providing oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's financial reporting process;

 . Recommending the selection and, where appropriate, replacement of the independent auditors to the Board of Directors;

 .  Reviewing fee arrangements with the independent auditors;

 . Reviewing the independent auditors' proposed audit scope, approach and independence;

 . Reviewing the performance of the independent auditors, who shall be accountable to the Board of Directors and the Audit Committee;

 . Requesting from the independent auditors a formal written statement delineating all relationships between the auditor and the Company, consistent with Independent Standards Board Standard No. 1, and engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors;

 . Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-QSB, using professional standards and procedures for conducting such reviews;

 . Discussing with the Company's independent auditors the matters required to be discussed by Statement on Accounting Standard No. 61, as it may be modified or supplemented;

 . Reviewing with management, before release, the audited financial statements and Management's Discussion and Analysis in the Company's Annual Report on Form 10-KSB;

 . Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e) (3) of Schedule 14A;

 . Reviewing the Audit Committee's own structure, processes and membership requirements; and

 . Performing such other duties as may be requested by the Board of Directors.

   MEETINGS:

   The Audit Committee will meet at least quarterly. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

   The Audit Committee will meet separately with the independent auditors as well as members of the Company's management as it deems appropriate in order to review the financial controls of the Company.

   MINUTES:

   The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

   REPORTS:

   Apart from the report prepared pursuant to Item 306 of Regulation S-K and
Item 7(e) (3) of Schedule 14A, the Audit Committee will summarize its examinations and recommendations to the Board from time to time as may be appropriate, consistent with the Committee's charter.

          THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         NOTIFY TECHNOLOGY CORPORATION
                        ------------------------------
                         NOTIFY TECHNOLOGY CORPORATION
                 PROXY FOR 2001 ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 8, 2001

     The undersigned shareholder(s) of Notify Technology Corporation, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated February 6, 2001, and hereby appoints Paul Depond and Gerald Rice, and each of them, Proxies and Attorneys-In-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Shareholders of Notify Technology Corporation to be held on March 8, 2001 at 10:00 a.m., local time, at the Cupertino Inn, located at 10889 North De Anza Blvd., Cupertino, California 95014, and at any adjournment of postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present on any of the following matters and with discretionary authority as to any and all other matters that may properly come before the meeting.

              * Please Detach and Mail in the Envelope Provided.*
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[ X ] Please mark your
      votes as in this example.

The Board of Directors recommends a vote for all nominees and for proposals 2 and 3.

                      FOR all nominees
                   listed at right (except
                      as marked to the
1. To elect five       contrary below)         WITHHELD       Nominees:
   persons to the          [_]                   [_]          Paul F. DePond
   Company's Board                                            Gaylan I. Larson
   of Directors:                                              Michael K. Ballard
                                                              Andrew H. Plevin
----------------------------------------------                David A. Brewer


2. To ratify and approve amendments to the Company's 1997 Stock Plan to increase the number of shares issuable thereunder by 500,000 shares and to increase the number of shares of Common Stock that can be issued to current Service Providers each year from 50,000 shares to 150,000 shares.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

3. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the current fiscal year.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

4. To act on such other matters as may properly come before come before the meeting or any adjournment(s) thereof.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN


Change of Address and/or Comments Mark Here.

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TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND
PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.


SIGNATURE(S)_______________________________________DATE___________________, 2001
                              SIGNATURE IF JOINTLY HELD

NOTE: This proxy should be marked, dated and signed by each shareholder exactly as such shareholder's name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. If shares are held by joint tenants or as community property both holders should sign.

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